SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2007

IKONA GEAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49664	88-0474903
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

100-1650 Brigantine Drive
                 Coquitlam, British Columbia  V3K 7B5  Canada
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (604) 523-5506

_______________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01	REGULATION FD DISCLOSURE

     On October 9, 2007, Ikona Gear International, Inc., a Delaware corporation issued a press release announcing full repayment to the holders of its outstanding 10 percent convertible promissory notes.  A copy of the press release is attached hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1	Press Release dated October 9, 2007

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONA GEAR INTERNATIONAL, INC.
Date: October 10, 2007	By: _Laith Nosh______________ Laith Nosh, President

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